FIRST AMENDMENT TO CREDIT AGREEMENT

                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment") is entered into as of February 28, 2000, by and among ITRON, INC., a Washington corporation, ("Itron"), and UTILITY TRANSLATION SYSTEMS, INC., a North Carolina corporation ("UTS"), (Itron and UTS are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"); the other Credit Parties signatory hereto; the lenders signatory hereto (each individually a "Lender" and collectively the "Lenders"); and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as a Lender, and as administrative agent for Lenders (in such capacity, "Agent").

                                    RECITALS

                  A. Borrowers, the other Credit Parties signatory hereto, Lenders, and Agent have entered into that certain Credit Agreement dated as of January 18, 2000 (the "Credit Agreement"), pursuant to which Agent and Lenders are providing financial accommodations to or for the benefit of Borrowers upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be applied herein as defined or established therein.

                  B. Borrowers have requested that Agent and Lenders make certain amendments to the Credit Agreement, and Agent and Lenders are willing to do so subject to the terms and conditions of this Amendment.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the continued performance by Borrowers and each other Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, the other Credit Parties signatory hereto, Lenders, and Agent hereby agree as follows:

                  1. Ratification and Incorporation of Credit Agreement and other Loan Documents. Except as expressly modified under this Amendment, (a) each of each Borrower and each other Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of their respective obligations under, the Credit Agreement and the other Loan Documents, including the provisions of Section 12 of the Credit Agreement, and (b) all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein.

                  2.       Amendments to Credit Agreement

                           a.       Paragraph (a) of Annex B of the Credit
Agreement is hereby amended by deleting the reference to "Ten Million Dollars ($10,000,000)" and replacing it with "Fifteen Million Dollars ($15,000,000)."

                           b.       Paragraph (c) of Annex G of the Credit
Agreement is hereby amended by deleting the reference to "$(16,500,000)" and replacing it with "($71,000,000)."

                           C.      Paragraph (e) of Annex G of the Credit
Agreement is hereby amended by deleting the reference to $13,500,000," and replacing it with "$13,750,000."

                  3. Consent. Notwithstanding any contrary term or provision set forth in the Credit Agreement or the other Loan Documents, including Section
6.13 of the Credit Agreement, Agent and Lenders hereby consent, subject to the terms and conditions set forth below, to the cancellation by Itron of Indebtedness owing to it by Star Data Services in an amount not to exceed $1,260,000 in connection with the transaction identified in Disclosure Schedule (6.2).

                  4. Extension of Deadline for Certain Open Items. At Borrowers' request, Agent agrees to extend the date for delivery of the following open items under and as defined in that certain open items letter agreement dated January 18, 2000 (the "Open Items Letter"), as follows:

                           a.       Paragraph 1 of the Open Items Letter is
amended to provide that on or before March 31, 2000, Borrowers shall deliver or cause to be delivered to Agent:


                  (i) with respect to UTS, a tax good standing certificate for the State of Washington;

                  (ii)     with   respect   to  Itron,   a  tax  good   standing
                           certificate for the District of Columbia; and

                  (iii) with respect to Itron Finance, a tax good standing certificate for the State of Washington.

                           b.       Paragraph 2 of the Open Items Letter is
amended to provide that on or before March 31, 2000, Borrowers shall deliver or cause to be delivered, a copy of Itron's and UTS' secretary's certificate to Wells Fargo Bank, N.A., that attaches a duly authorized and adopted resolution by the Board of Directors of such Borrower in form and substance satisfactory to Wells Fargo Bank, N.A., regarding the Lockbox Account Agreement of such Borrower.

If Borrowers are unable to deliver or cause the delivery by the applicable period for delivery therefor, then such failure shall constitute an Event of Default under the Credit Agreement.

                  5. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

                           a.       receipt by Agent of copies of this Amendment
duly  executed  by  each  Borrower,   each  other  Credit  Party,   and  Lenders
constituting Requisite Lenders; and

                           b.       the absence of any Defaults or Events of
Default as of the date hereof.

                  6. Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

                  7. Representations and Warranties. Each of each Borrower and each other Credit Party hereby represents and warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date or (b) Borrowers or any other Credit Party, as applicable, has previously advised Agent in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof.

                  8. Guarantor Consents. By signing this Amendment, each Guarantor hereby (a) ratifies and reaffirms, as of the date hereof, all of the provisions of that certain Continuing Guaranty dated as of January 18, 2000, in favor of Agent, (b) acknowledges receipt of a copy of this Amendment, and (c) consents to all of the provisions of this Amendment.




                  9.       Miscellaneous.

                           a.       Counterparts. This Amendment may be executed
in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

                           b.       Headings. Section headings used herein are
for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

                           C.       Recitals. The recitals set forth at the
beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

                           d.       Governing Law. This Amendment shall be
governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

                           e.       STATUTE OF FRAUDS. ORAL AGREEMENTS OR ORAL
COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                           f.       Effect. Upon the effectiveness of this
Amendment, from and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                           g.       No Novation. Except as expressly provided in
Sections 2, 3 and 4 of this Amendment, the execution, delivery, and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or
(iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                           h.       Conflict of Terms. In the event of any
inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

                  [Remainder of Page Intentionally Left Blank]












        IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                    ITRON, INC. as a Borrower and a Credit Party


                                    By:  /s/ David G. Remington
                                    Name:    David G. Remington
                                    Title:   Vice President & CEO

                                    UTILITY TRANSLATION SYSTEMS, INC., as a
                                    Borrower and a Credit Party


                                    By:   /s/ David G. Remington
                                    Name:     David G. Remington
                                    Title:    Vice President & CEO

                                    ITRON INTERNATIONAL, INC., as a Guarantor and a Credit Party


                                    By:   /s/ David G. Remington
                                    Name:     David G. Remington
                                    Title:    Treasurer

                                    ITRON FINANCE, INC., as a Guarantor and a Credit Party


                                    By:   /s/ David G. Remington
                                    Name:     David G. Remington
                                    Title:    Vice President & CEO

                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as Agent and a Lender


                                    By:   /s/ Mark Mascia
                                              Mark Mascia
                                              Duly Authorized Signatory